Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of WealthCraft Systems Inc. (the "Company") on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on March 31, 2009 (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: March 31, 2009                          By: /s/ Kelly Jay Michael Tallas
                                                    ----------------------------
                                                    Kelly Jay Michael Tallas
                                                    Chief Executive Officer


Dated: March 31, 2009                           By: /s/ Xiao Zhen Li
                                                    ----------------------------
                                                    Xiao Zhen Li
                                                    Chief Financial Officer